Exhibit 31.2

CERTIFICATION PURSUANT TO RULE 13A-14 OR 15D-14 OF THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, William G. Dumencu, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of OccuLogix, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated:   April 29, 2008

/s/ William G. Dumencu
William G. Dumencu
Chief Financial Officer and Treasurer